UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 13, 2024
(Date of earliest event reported)

BANK 2024-BNK47

(Central Index Key Number 0002023106)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-10	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On June 11, 2024, Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BOAS”), Goldman Sachs & Co. (“GS&Co.”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Citigroup Global Markets Inc. (“Citigroup”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of June 11, 2024, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, BOAS, GS&Co., Morgan Stanley, Citigroup, JPMS, Academy, Drexel and Siebert as underwriters (WFS, BOAS, GS&Co., Morgan Stanley, Citigroup, JPMS, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and WFB (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about June 26, 2024.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $978,094,000.

On or about June 26, 2024, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2024-BNK47 (the “Certificates”), is expected to be issued by BANK 2024-BNK47, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of June 1, 2024 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
St. Johns Town Center	4.7	(1)
Dallas Market Center	4.8	N/A
Woodfield Mall	4.9	4.2
Westwood Gateway II	4.10	N/A
Danbury Fair Mall	4.11	4.3
60 Hudson	4.12	4.4
DHC Medical Office Portfolio	4.13	N/A

Rhino Portfolio 3	4.14	4.5
1812 North Moore	4.15	4.6
Arundel Mills and Marketplace	4.16	4.4

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 26, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be fifty-two (52) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in eighty-one (81) commercial, multifamily, manufactured housing and/or residential cooperative properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between the Registrant and GSMC, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.6; certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between the Registrant and NCB, an executed version of which is attached hereto as Exhibit 99.7.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $103,905,008, by the Registrant to WFS, BOAS, GS&Co., Morgan Stanley, Citigroup, JPMS, Academy, Drexel and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of June 11, 2024, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and WFB, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 11, 2024 and as filed with the Securities and Exchange Commission on June 13, 2024 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated June 11, 2024.

The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 11, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of December 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of March 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of February 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as a special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of May 1, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

Exhibit 4.7	Agreement Between Note Holders, dated as of May 10, 2024, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA and Societe Generale Financial Corporation.

Exhibit 4.8	Agreement Between Noteholders, dated as of May 31, 2024, by and between Goldman Sachs Bank USA, as initial note A-1 holder and initial note A-2 holder.

Exhibit 4.9	Agreement Between Note Holders, dated as of November 22, 2023, by and among Bank of Montreal, as initial BMO note A holder, Barclays Capital Real Estate Inc., as initial Barclays note A holder, Bank of America, N.A., as initial note A holder, Bank of Montreal, as initial note B-1 holder, Bank of Montreal, as initial note B-2 holder and Bank of Montreal, as initial note B-3 holder.

Exhibit 4.10	Agreement Between Note Holders, dated as of April 26, 2024, by and between Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder.

Exhibit 4.11	Co-Lender Agreement, dated as of March 14, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder and initial note A-4 holder, Bank of Montreal, as initial note A-2 holder, initial note A-5 holder and initial note A-6 holder and Morgan Stanley Bank, N.A., as initial note A-3 holder.

Exhibit 4.12	Agreement Between Note Holders, dated as of September 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note A-10 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.

Exhibit 4.13	Agreement Between Note Holders, dated as of May 30, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, Bank of Montreal, as initial note A-3 holder and initial note A-4 holder, and UBS AG, New York Branch, as initial note A-5 and initial note A-6 holder.

Exhibit 4.14	Agreement Between Note Holders, dated as of December 19, 2023, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, initial note

A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder and Bank of America, N.A., as initial note A-6 holder and initial note A-7 holder.

Exhibit 4.15	Co-Lender Agreement, dated as of May 14, 2024, by and between Citi Real Estate Funding Inc., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-3 holder and initial note A-4 holder.

Exhibit 4.16	Agreement Between Note Holders, dated as of October 5, 2023, by and between Wells Fargo Bank, National Association, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, Société Générale Financial Corporation, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder and note A-2-4 holder, DBR Investments Co. Limited, as note A-3-1 holder, note A-3-2 holder, note A-3-3 holder, note A-3-4 holder and note A-3-5 holder and Citi Real Estate Funding Inc., as note A-4-1 holder, note A-4-2 holder and note A-4-3 holder.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 11, 2024, which such certification is dated June 11, 2024.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between National Cooperative Bank, N.A., as seller, and Wells Fargo

Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2024	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of June 11, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1

Pooling and Servicing Agreement, dated and effective as of June 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.2	Pooling and Servicing Agreement, dated as of November 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.3

Pooling and Servicing Agreement, dated as of March 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

(E)
4.4

Pooling and Servicing Agreement, dated and effective as of April 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.5

Pooling and Servicing Agreement, dated as of November 1, 2023, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee.

(E)

4.6

Pooling and Servicing Agreement, dated as of August 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as a general special servicer, National Cooperative Bank, N.A., as co-op master servicer and co-op special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

(E)
4.7

Agreement Between Note Holders, dated as of May 10, 2024, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA and Societe Generale Financial Corporation.

(E)
4.8	Agreement Between Noteholders, dated as of May 31, 2024, by and between Goldman Sachs Bank USA, as initial note A-1 holder and initial note A-2 holder.	(E)
4.9	Agreement Between Note Holders, dated as of November 22, 2023, by and among Bank of Montreal, as initial BMO note A holder, Barclays Capital Real Estate Inc., as initial Barclays note A holder, Bank of America, N.A., as initial note A holder, Bank of Montreal, as initial note B-1 holder, Bank of Montreal, as initial note B-2 holder and Bank of Montreal, as initial note B-3 holder.	(E)
4.10

Agreement Between Note Holders, dated as of April 26, 2024, by and between Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder.

(E)

4.11

Co-Lender Agreement, dated as of March 14, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder and initial note A-4 holder, Bank of Montreal, as initial note A-2 holder, initial note A-5 holder and initial note A-6 holder and Morgan Stanley Bank, N.A., as initial note A-3 holder.

(E)
4.12

Agreement Between Note Holders, dated as of September 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note A-10 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent.

(E)
4.13

Agreement Between Note Holders, dated as of May 30, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, Bank of Montreal, as initial note A-3 holder and initial note A-4 holder, and UBS AG, New York Branch, as initial note A-5 and initial note A-6 holder.

(E)
4.14

Agreement Between Note Holders, dated as of December 19, 2023, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder and Bank of America, N.A., as initial note A-6 holder and initial note A-7 holder.

(E)

4.15

Co-Lender Agreement, dated as of May 14, 2024, by and between Citi Real Estate Funding Inc., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-3 holder and initial note A-4 holder.

(E)
4.16

Agreement Between Note Holders, dated as of October 5, 2023, by and between Wells Fargo Bank, National Association, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, Société Générale Financial Corporation, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder and note A-2-4 holder, DBR Investments Co. Limited, as note A-3-1 holder, note A-3-2 holder, note A-3-3 holder, note A-3-4 holder and note A-3-5 holder and Citi Real Estate Funding Inc., as note A-4-1 holder, note A-4-2 holder and note A-4-3 holder.

(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 11, 2024, which such certification is dated June 11, 2024.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4

Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6

Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.7	Mortgage Loan Purchase Agreement, dated and effective as of June 11, 2024, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)